As filed with the Securities and Exchange Commission on June 9, 2000

     Registration No. 33-_______



                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     x

                    Pre-Effective Amendment No.          1              x

                    Post-Effective Amendment No.         __
                        (Check appropriate box or boxes)

                           STRONG INCOME FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                              100 HERITAGE RESERVE
                       MENOMONEE FALLS, WISCONSIN  53051
                    (Number, Street, City, State, Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (414) 359-3400

                             ELIZABETH N. COHERNOUR
                        STRONG CAPITAL MANAGEMENT, INC.
                              100 HERITAGE RESERVE
                       MENOMONEE FALLS, WISCONSIN  53051
                    (Name and Address of Agent for Service)

                                   Copies to:

                                SCOTT A. MOEHRKE
                              GODFREY & KAHN, S.C.
                             780 NORTH WATER STREET
                          MILWAUKEE, WISCONSIN  53202

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940. Pursuant to Rule 429 under the Securities Act of 1933, the Prospectus and Proxy Statement relates to shares previously registered on Form N-1A (File No. 33-37435).

It is proposed that this filing will become effective on July 14, 2000, pursuant to Rule 488.

Title of Securities Being Registered........ Shares of Common Stock, par value
$.00001 per share.

                       STRONG GLOBAL HIGH-YIELD BOND FUND

              A SERIES OF STRONG INTERNATIONAL INCOME FUNDS, INC.

                              100 Heritage Reserve
                       Menomonee Falls, Wisconsin  53051


July 14, 2000


Dear Shareholder:

Enclosed is a Combined Proxy Statement and Prospectus, which contains an important proposal for you to consider. You are eligible to vote on this proposal because you were a shareholder of record of the Strong Global High-Yield Bond Fund (the "Global Bond Fund") on June 28, 2000.

The Global Bond Fund's Board of Directors has proposed that your fund be combined with the Strong High-Yield Bond Fund (the "Bond Fund"), a series of Strong Income Funds, Inc., in a tax-free reorganization. If shareholders of the Global Bond Fund approve this proposal, you will become a shareholder of the Bond Fund and your Global Bond Fund shares will be exchanged for an equal amount of Bond Fund shares. No sales charges will be imposed in connection with the reorganization. In addition, the reorganization will not cause you to recognize any gains or losses on your shares in the Global Bond Fund.

The investment objective of the Global Bond Fund is to seek total return by investing for a high level of current income and capital growth. The Global Bond Fund's emphasis has been on medium- and lower-quality bonds of U.S. and foreign issuers. Because of the combination of credit quality risks associated with medium- and lower-quality bonds and the additional currency-related risks associated with foreign investments, there has been a lack of investor interest in the Global Bond Fund, and the Fund's management does not believe the Fund can reach a sustainable size in the near future.

In light of the Global Bond Fund's small asset size, lack of expected asset growth and lack of economies of scale, the Board believes that it is in the best interests of the Global Bond Fund's shareholders to combine the Global Bond Fund into the larger Bond Fund. The Bond Fund is the most appropriate fund because it has the same investment objective and similar investment policies as the Global Bond Fund. The Bond Fund also offers lower expense ratios than the Global Bond Fund. Accordingly, the Board of Directors strongly urges you to vote for the proposed reorganization.

The enclosed materials provide more information about these proposals. Please read this information carefully and call our proxy solicitor, D.F. King & Co., Inc. at 800-290-6424 if you have any questions. Your vote is important to us, no matter how many shares you own.

After you review the enclosed materials, we ask that you vote FOR the proposed reorganization. Please vote for the proposal by completing, dating and signing your proxy card, and mailing it to us today. You also may vote by toll-free telephone or by Internet according to the enclosed Voting Instructions.

Thank you for your support.

     Sincerely,



     Richard S. Strong
     Chairman

                             QUESTIONS AND ANSWERS

                          YOUR VOTE IS VERY IMPORTANT

QUESTION: WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL SHAREHOLDER MEETING ON SEPTEMBER 6, 2000?

ANSWER: The Board of Directors of the Strong Global High-Yield Bond Fund (the "Global Bond Fund") has called the special meeting at which you will be asked to vote on a combination (the "Reorganization") of your fund into the Strong High-Yield Bond Fund (the "Bond Fund").

QUESTION:  WHAT ARE THE DIFFERENCES BETWEEN THE FUNDS?

ANSWER: The Bond Fund is a larger fund with the same investment objectives and similar principal investment strategies as the Global Bond Fund. Both Funds invest primarily in medium- and lower-quality corporate bonds. However, the Bond Fund, unlike the Global Bond Fund, focuses on bonds of U.S. issuers. The portfolio managers of both Funds look for high-yield bonds with improving credit fundamentals. The average maturity of each Fund is also similar. The Bond Fund typically maintains a dollar-weighted average maturity between five and ten years, and the Global Bond Fund normally maintains an average maturity of seven to twelve years. Although the Bond Fund has not historically invested a significant amount of its assets in common stocks, the Bond Fund may invest up to 20% of its assets in common stocks. The Bond Fund also offers lower expense ratios than the Global Bond Fund. In evaluating the Reorganization, you should consider the impact of investing in a bond fund that invests primarily in U.S. issuers.

QUESTION:  WHAT ARE THE ADVANTAGES FOR GLOBAL BOND FUND SHAREHOLDERS?

ANSWER: Management expects the proposed reorganization to slightly lower the operating expenses as a percentage of net assets due to the Bond Fund's larger net assets and greater economies of scale, and to lower portfolio transaction costs. The Board believes that these potential benefits should offset the risks associated with investing in high-yield bonds from a single country (the U.S.).

QUESTION:  HAS THE GLOBAL BOND FUND'S BOARD OF DIRECTORS APPROVED THE PROPOSAL?

ANSWER: The Fund's Board of Directors unanimously agreed that this Reorganization is in your best interest and recommends that you vote in favor of it.

QUESTION:  WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

ANSWER: If approved by shareholders on September 6, 2000, the Reorganization is expected to take effect on September 29, 2000.

QUESTION:  WILL I RECEIVE NEW SHARES IN EXCHANGE FOR MY CURRENT SHARES?

ANSWER: Yes. Upon approval and completion of the Reorganization, shareholders of the Global Bond Fund will exchange their shares for shares of the Bond Fund based upon a specified exchange ratio determined by the ratio of the respective net asset values of the Funds. You will receive shares of the Investor Class of the Bond Fund whose aggregate value at the time of issuance will equal the aggregate value of your Global Bond Fund shares on that date.

QUESTION: IF I REDEEM OR EXCHANGE MY NEW SHARES WITHIN SIX MONTHS OF RECEIVING THEM, WILL I BE CHARGED THE 1% REDEMPTION FEE TYPICALLY CHARGED ON BOND FUND SHARES HELD FOR LESS THAN SIX MONTHS?

ANSWER:  No.  The new shares will not be subject to this fee.

QUESTION:  WILL THIS REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

ANSWER: The Reorganization is intended to be done on a tax-free basis for federal income tax purposes. Therefore, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period of the Bond Fund shares you receive will be the same as the tax basis and holding period of your Global Bond Fund shares.

QUESTION: CAN I EXCHANGE OR REDEEM MY GLOBAL BOND FUND SHARES BEFORE THE REORGANIZATION TAKES PLACE?

ANSWER: Yes. You may exchange your Global Bond Fund shares for shares of any other Strong Fund, or redeem your shares, at any time before the Reorganization takes place, which is expected to be on or about September 29, 2000. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and will be a taxable transaction for federal income tax purposes.

QUESTION:  I'M A SMALL INVESTOR.  WHY SHOULD I BOTHER TO VOTE?

ANSWER: Your vote makes a difference. If numerous shareholders just like you fail to vote, the Global Bond Fund may not receive enough votes to go forward with its meeting. If this happens, we will need to solicit votes again - a costly proposition for the Global Bond Fund!

QUESTION:  WHO GETS TO VOTE?

ANSWER: Any person who owned shares of the Global Bond Fund on the "record date," which was June 28, 2000, gets to vote - even if the investor later sold the shares. Shareholders are entitled to cast one vote for each Global Bond Fund share owned on the record date. Shareholders of the Bond Fund do not get to vote.

QUESTION:  HOW CAN I VOTE?

ANSWER:  You can vote your shares in any one of four ways:

- Through the Internet.
- By toll-free telephone.
- By mail, using the enclosed proxy card.
- In person at the meeting.

We encourage you to vote by Internet or telephone, using the number that appears on your proxy card. These voting methods will save the Global Bond Fund a good deal of money (because the Fund would not have to pay for return-mail postage). Whichever method you choose, please take the time to read the full text of the combined proxy statement and prospectus before you vote.

QUESTION:  I PLAN TO VOTE THROUGH THE INTERNET.  HOW DOES INTERNET VOTING WORK?

ANSWER: To vote through the Internet, please read the enclosed Voting Instructions.

QUESTION:  I PLAN TO VOTE BY TELEPHONE.  HOW DOES TELEPHONE VOTING WORK?

ANSWER:  To vote by telephone, please read the enclosed Voting Instructions.

QUESTION:  I PLAN TO VOTE BY MAIL.  HOW SHOULD I SIGN MY PROXY CARD?

ANSWER: If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

                       STRONG GLOBAL HIGH-YIELD BOND FUND

              A SERIES OF STRONG INTERNATIONAL INCOME FUNDS, INC.


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


The Strong Global High-Yield Bond Fund (the "Global Bond Fund"), a series of Strong International Income Funds, Inc., will hold a Special Meeting of Shareholders on Wednesday, September 6, 2000, at 8:00 a.m., Central Time. The meeting will be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051. At the meeting, shareholders will be asked to consider and act upon the items noted below:

1. To approve the Agreement and Plan of Reorganization, including an amendment to the Amended and Restated Articles of Incorporation of the Strong International Income Funds, Inc. to eliminate the class of common stock that constitutes shares of the Global Bond Fund, and the transactions it contemplates.
2. To transact any other business property brought before the Special Meeting. Only shareholders of record of the Global Bond Fund at the close of business on June 28, 2000, the record date for this Special Meeting, are entitled to notice of, and to vote at, the Special Meeting or any adjournments.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE PROMPTLY RETURN YOUR PROXY CARD
               OR VOTE BY TOLL-FREE TELEPHONE OR AT OUR WEB SITE
              IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS.


AS A SHAREHOLDER OF THE GLOBAL BOND FUND, YOU ARE ASKED TO ATTEND THE SPECIAL MEETING EITHER IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING IN PERSON, WE URGE YOU TO VOTE BY PROXY. YOU CAN DO THIS IN ONE OF THREE WAYS: BY (1) COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD USING THE ENCLOSED POSTAGE PREPAID ENVELOPE, (2) CALLING OUR TOLL-FREE TELEPHONE NUMBER, OR (3) VISITING OUR WEB SITE. YOUR PROMPT VOTING BY PROXY WILL HELP ASSURE A QUORUM AT THE SPECIAL MEETING AND AVOID ADDITIONAL EXPENSES ASSOCIATED WITH FURTHER SOLICITATION. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY BEFORE IT IS EXERCISED AT THE SPECIAL MEETING BY SUBMITTING TO THE SECRETARY OF THE GLOBAL BOND FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY SIGNED PROXY CARD, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. A PRIOR PROXY CAN ALSO BE REVOKED BY VOTING AGAIN THROUGH THE WEB SITE OR TOLL-FREE TELEPHONE NUMBER LISTED ON THE ENCLOSED VOTING INSTRUCTIONS.



     By Order of the Board of Directors,



     Stephen J. Shenkenberg
     SECRETARY

Menomonee Falls, Wisconsin
July 14, 2000

                          STRONG HIGH-YIELD BOND FUND
                     A SERIES OF STRONG INCOME FUNDS, INC.

                       STRONG GLOBAL HIGH-YIELD BOND FUND
              A SERIES OF STRONG INTERNATIONAL INCOME FUNDS, INC.

                              100 HERITAGE RESERVE
                       MENOMONEE FALLS, WISCONSIN  53051
                           TELEPHONE:  (414) 359-1400
                           TOLL FREE:  (800) 368-3863
                DEVICE FOR THE HEARING IMPAIRED:  (800) 999-2780


                    COMBINED PROXY STATEMENT AND PROSPECTUS

                              DATED JULY 14, 2000

THIS COMBINED PROXY STATEMENT AND PROSPECTUS IS BEING SENT TO YOU IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF DIRECTORS (THE "BOARD") OF THE STRONG INTERNATIONAL INCOME FUNDS, INC. ("SIIF") OF PROXIES TO BE VOTED AT THE SPECIAL MEETING (THE "MEETING") OF SHAREHOLDERS OF THE STRONG GLOBAL HIGH-YIELD BOND FUND (THE "GLOBAL BOND FUND") TO BE HELD AT 100 HERITAGE RESERVE, MENOMONEE FALLS, WISCONSIN 53051, ON WEDNESDAY, SEPTEMBER 6, 2000, AT 8:00 A.M., CENTRAL TIME, AND ANY ADJOURNMENTS OF THE MEETING. At the Meeting, shareholders will be asked to approve an agreement and plan of reorganization that would combine the Global Bond Fund with the Strong High-Yield Bond Fund (the "Bond Fund"), a series of Strong Income Funds, Inc. ("SIF").

As a technical matter, the reorganization will have three steps:
- the transfer of the assets and liabilities of the Global Bond Fund to the Bond Fund in exchange for Investor Class shares of the Bond Fund of equivalent value to the net assets transferred,
- the pro rata distribution of those Investor Class shares of the Bond Fund to shareholders of record of the Global Bond Fund as of the effective date of the reorganization in full cancellation of those shareholders' shares in the Global Bond Fund, and
- the immediate liquidation and termination of the Global Bond Fund.
 As a result of the reorganization, you will become a shareholder of the Bond Fund and your Global Bond Fund shares will be exchanged for Bond Fund shares of the same net asset value. The reorganization will not cause you to recognize any gains or losses for federal income tax purposes on any shares in the Global Bond Fund.
 This combined proxy statement and prospectus sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference.
 SIIF and SIF are open-end management investment companies. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated by reference in this combined proxy statement and prospectus:
- Prospectus for the Global Bond Fund dated March 1, 2000, as supplemented on May 26, 2000,
- Prospectus for the Investor Class of the Bond Fund dated February 29, 2000,
- Statement of Additional Information for the Global Bond Fund dated
  March 1, 2000, as supplemented on May 15, 2000,

- Statement of Additional Information for the Bond Fund dated February 29, 2000, and
- Statement of Additional Information relating to this combined proxy statement and prospectus dated July 14, 2000.
 Copies of these documents are available upon request and without charge by writing to the Global Bond Fund or the Bond Fund at P.O. Box 2936, Milwaukee, Wisconsin 53201, or by calling 800-368-3863.

 The accompanying Notice of Special Meeting of Shareholders, this combined proxy statement and prospectus and the accompanying proxy card were first mailed to Global Bond Fund shareholders on or about July 14, 2000.

 The SEC has not approved or disapproved these securities nor has it passed on the accuracy or adequacy of this combined proxy statement and prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


                                                                            PAGE


 SYNOPSIS.......................................................................
 PRINCIPAL RISK FACTORS.........................................................
 THE PROPOSED REORGANIZATION....................................................
 COMPARISON OF THE FUNDS........................................................
 VOTING INFORMATION.............................................................
 FINANCIAL HIGHLIGHTS...........................................................
 ADDITIONAL INFORMATION ABOUT THE FUNDS.........................................
 LEGAL MATTERS..................................................................
 EXPERTS........................................................................
 OTHER MATTERS..................................................................
 SHAREHOLDER PROPOSALS..........................................................
 EXHIBIT A...................................................................A-1
 EXHIBIT B...................................................................B-1

                                    SYNOPSIS
 The following is a summary of certain information contained in other sections of this combined proxy statement and prospectus, in the Agreement and Plan of Reorganization (the "Agreement," which is attached as Exhibit A), the related amendment to the Amended and Restated Articles of Incorporation of the Strong International Income Funds, Inc. ("SIIF's Articles Amendment" which is attached as Exhibit B), and in the Prospectuses of the Global Bond and Bond Funds, which are incorporated in this combined proxy statement and prospectus by reference.
 THE REORGANIZATION. Shareholders of the Global Bond Fund will be asked at the Meeting to approve the Agreement. Under the Agreement, the Global Bond Fund will combine its assets and liabilities into the Bond Fund and the separate existence of the Global Bond Fund will cease and the Bond Fund will be the surviving fund. Shareholders of the Global Bond Fund will become shareholders of the Bond Fund and will receive Investor Class shares of the Bond Fund having a net asset value equal to the net asset value of Global Bond Fund shares held by such shareholders.
 Based upon their evaluation of all relevant information, the Boards of Directors of the Global Bond and Bond Funds have determined that the reorganization (the "Reorganization") is in the best interests of the shareholders of each Fund. Approval of the Reorganization will be determined solely by the shareholders of the Global Bond Fund. No vote by shareholders of the Bond Fund is required.
 INVESTMENT OBJECTIVES AND POLICIES. The Global Bond Fund and the Bond Fund have the same investment objective - to seek total return by investing for a high level of current income and capital growth. The Global Bond Fund's emphasis has been on medium- and lower-quality bonds of U.S. and foreign issuers. The Bond Fund's emphasis has been on medium- and lower-quality bonds primarily of U.S. issuers. The Bond Fund also invests, to a limited extent, in common stocks. The Global Bond Fund and the Bond Fund have the same investment advisor, Strong Capital Management, Inc. ("SCM"), but have different portfolio managers.
 DISTRIBUTION AND PURCHASE PROCEDURES. The Global Bond Fund currently offers one class of shares. These shares are not subject to any sales loads or distribution fees. Accordingly, these shares are offered at the net asset value per share as described in the Prospectus of the Global Bond Fund. The Bond Fund currently offers two classes of shares: the Investor Class and the Advisor Class. The Bond Fund's Investor Class shares are not subject to any sales loads or distribution fees. Accordingly, these shares are offered at the net asset value per share as described in the Prospectus of the Investor Class of the Bond Fund. The Bond Fund's Advisor Class shares are subject to an annual distribution and shareholder servicing fee of 0.25% of average net assets. Pursuant to the Reorganization, Global Bond Fund shareholders will receive shares of the Investor Class of the Bond Fund.
 EXCHANGE RIGHTS. The Global Bond Fund and the Investor Class of the Bond Fund currently offer shareholders similar exchange privileges. Shareholders of the Global Bond Fund and the Investor Class of the Bond Fund may exchange their shares for shares of another Strong fund. An exchange is not subject to an initial sales charge. However, the Bond Fund charges a redemption fee of 1.00% on shares held for less than six months. Bond Fund shares received pursuant to the Reorganization will not be subject to this 1% redemption fee. REDEMPTION PROCEDURES. Shareholders of the Global Bond Fund may redeem their shares at a redemption price equal to the net asset value of the shares as described in the Prospectus of the Global Bond Fund. Shareholders of the Bond Fund may also redeem their shares at a redemption price equal to the net asset value of the shares as described in the Prospectus of the Investor Class of the Bond Fund, unless they have held such shares for less than six months.
 The Bond Fund charges a redemption fee of 1.00% on shares held for less than six months. Bond Fund shares received pursuant to the Reorganization will not be subject to this 1% redemption fee. The Global Bond Fund and the Bond Fund generally send redemption proceeds on the business day after a shareholder's redemption request is accepted.
 DIVIDENDS AND DISTRIBUTIONS. The Global Bond Fund and the Bond Fund have the same distribution policy. Each Fund generally pays dividends from net investment income monthly and distributes any net capital gains that it receives annually.

 EXPENSE STRUCTURES. The Global Bond Fund and the Bond Fund have different expense structures. Both Funds pay a management fee to SCM. The Global Bond Fund pays a management fee to SCM at an annual rate of 0.70% of average net assets. The Bond Fund pays a management fee to SCM at an annual rate of 0.375% of average net assets. The Global Bond Fund also has higher annual other expenses than the Bond Fund at 1.30% of average net assets as of October 31, 1999. The annual other expenses of the Investor Class of the Bond Fund are 0.49% of average net assets as of October 31, 1999.
 FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION.
 At the closing of the Reorganization, the Funds will receive an opinion of counsel that:
- shareholders of the Global Bond Fund will receive no gain or loss for federal income tax purposes on their receipt of shares of the Bond Fund,
- the aggregate tax basis of the Bond Fund shares, including any fractional shares, received by each Global Bond Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Global Bond Fund shares held by such shareholder prior to the Reorganization, and
- the holding period of the Bond Fund shares, including fractional shares, received by the Global Bond Fund shareholders will generally include the holding period of the Global Bond Fund shares that were exchanged by such shareholder.
 The following table shows the capital loss carryforward of the Global Bond Fund and the Bond Fund as of October 31, 1999, and pro forma for the combined Bond Fund after the Reorganization and assuming the Reorganization took place on October 31, 1999. As indicated below, upon effectiveness of the Reorganization, the capital loss carryforward per share for the combined Bond Fund is significantly lower than for the Global Bond Fund.
 CAPITAL LOSS CARRYFORWARD (PER SHARE)

                                         AMOUNT PER
FUND                         AMOUNT         SHARE
-----------------------  -------------  ------------
Bond                     ($13,966,852)   ($0.25)
Global Bond              ($416,714)      ($2.82)
Pro Forma Combined Bond  ($14,383,566)   ($0.26)

 RISK FACTORS. An investment in the Bond Fund is subject to specific risks arising from the types of securities in which the Bond Fund invests and general risks arising from investing in any mutual fund. Investors can lose money by investing in the Bond Fund. There is no assurance that the Bond Fund will meet its investment objective. Because the Bond Fund's investment objective and policies are substantially similar to those of the Global Bond Fund, an investment in the Bond Fund is subject to many of the same risks as an investment in the Global Bond Fund. See "Principal Risk Factors" for the principal risks associated with an investment in the Bond Fund.
 COMPARATIVE FEE TABLES. The following table shows the fees and expenses of shares of the Global Bond Fund and Investor Class shares of the Bond Fund as of October 31, 1999, and pro forma fees for the combined Bond Fund after giving effect to the Reorganization and assuming the Reorganization took place on October 31, 1999. As indicated below, upon effectiveness of the Reorganization, "Annual Fund Operating Expenses" for the combined Bond Fund are expected to be lower then "Annual Fund Operating Expenses" for the Global Bond Fund

 ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                  TOTAL ANNUAL
                          MANAGEMENT      12B-1        OTHER     FUND OPERATING
FUND                         FEES          FEES       EXPENSES      EXPENSES
-----------------------  ------------  -----------  -----------  --------------
Bond                     0.375%             None    0.49%        0.87%*
Global Bond              0.70%              None    1.30%        2.00%
Pro Forma Combined Bond  0.375%             None    0.49%        0.87%

 *  The expense information has been restated to reflect current fees.

 EXAMPLE

 This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------  ---------  ---------  ---------  ---------
Bond                     $89        $278       $482       $1,073
Global Bond              $203       $627       $1,078     $2,327
Pro Forma Combined Bond  $89        $278       $482       $1,073

                             PRINCIPAL RISK FACTORS
 Because the Bond Fund's investment objective is identical to the Global Bond Fund and its investment policies are similar to those of the Global Bond Fund, an investment in the Bond Fund is subject to many of the same risks as an investment in the Global Bond Fund. The following highlights the similarities and differences with respect to the principal risk factors of the Bond Fund and the Global Bond Fund.
 An investment in the Bond Fund is subject to specific risks arising from the types of securities in which the Bond Fund invests and general risks arising from investing in any mutual fund. You can lose money by investing in the Bond Fund. There is no assurance that the Bond Fund will meet its investment objective.
 BOND RISKS.  The major risks of both Funds are investing in the bond market.
 A bond's market value is affected by interest rate risk, maturity risk and credit quality risk. If interest rates rise, bond prices in general are likely to decline over short or extended periods. In addition, a bond's price can be affected by changes in the issuer's financial condition.
 HIGH-YIELD BONDS. Both Funds also invest in medium- and lower-quality bonds (commonly referred to as junk bonds). These bonds involve greater interest rate and credit quality risk than higher quality bonds. Issuers of high-yield bonds may not be able to make interest and principal payments. An economic downturn or period of rising interest rates could reduce a Fund's ability to sell its high-yield bonds.
 FOREIGN SECURITIES. Although both Funds invest in foreign securities, the Global Bond Fund invests predominantly in foreign securities, and the Bond Fund may only invest up to 25% of the assets in foreign securities. Foreign investments involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets. Accordingly, the Bond Fund is subject to less foreign securities risk than the Global Bond Fund.
 NONDIVERSIFIED PORTFOLIO. Unlike the Bond Fund, the Global Bond Fund is nondiversified so that it may take large positions in individual bonds. As a result, shares of the Global Bond Fund are likely to fluctuate in value more than shares of funds (like the Bond Fund) investing in a broader range of securities.

 ADDITIONAL RISKS. Unlike the Global Bond Fund, the Bond Fund invests in common stocks, mortgage and asset-backed securities and uses futures contracts to manage risk or hedge against market volatility. As a result, the Bond Fund is subject to the additional risks associated with their investments.
                           THE PROPOSED REORGANIZATION
 AGREEMENT AND PLAN OF REORGANIZATION. The terms and conditions of the Reorganization are set forth in the Agreement. Significant provisions of the Agreement are summarized below. This summary, however, is qualified in its entirety by reference to the Agreement, a form of which is attached to this combined proxy statement and prospectus as Exhibit A.

 The Agreement contemplates:
- the acquisition by the Bond Fund, on the closing date of the Reorganization, of all or substantially all of the assets of the Global Bond Fund by the Bond Fund in exchange solely for Investor Class shares of the Bond Fund and the assumption by the Bond Fund of all or substantially all of the liabilities of the Global Bond Fund, and
- the distribution of Investor Class shares of the Bond Fund to the shareholders of the Global Bond Fund in exchange for their respective shares of the Global Bond Fund.
 The assets of the Global Bond Fund to be acquired by the Bond Fund include, without limitation, all securities, dividends and interest receivables, cash and cash equivalents which are owned by the Global Bond Fund and any deferred or prepaid expenses shown as assets on the books of the Global Bond Fund on the closing date of the Reorganization. The Bond Fund will assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Global Bond Fund as of the closing date (other than unamortized organizational expenses). The closing of the Reorganization will occur on September 29, 2000, or such earlier or later date as the Funds may agree.
 The value of the Global Bond Fund's assets to be acquired and the net asset value of the Investor Class shares of the Bond Fund will be determined as of the close of regular trading on the New York Stock Exchange on the closing date, using the valuation procedures set forth in the respective Fund's then-current Prospectus and Statement of Additional Information. The number of Investor Class shares of the Bond Fund to be issued to the Global Bond Fund will be determined by dividing the Global Bond Fund's net assets by the net asset value per share of the Investor Class of the Bond Fund.
 The Agreement will be implemented through SIIF's Articles Amendment. This Amendment is included as Exhibit B to the Agreement. On the closing date, the Global Bond Fund will liquidate and distribute pro rata to its shareholders of record the Bond Fund shares received by the Global Bond Fund in exchange for their respective shares in the Global Bond Fund. This liquidation and distribution will be accomplished by opening an account on the books of the Bond Fund in the name of each shareholder of record in the Global Bond Fund and by crediting to each account the shares due pursuant to the reorganization. Every Global Bond Fund shareholder will own shares of the Investor Class of the Bond Fund immediately after the Reorganization, the value of which will be equal to the net asset value of the shareholder's Global Bond Fund shares immediately prior to the Reorganization.
 Prior to the closing date, the Bond Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the Bond Fund shareholders all of its investment company taxable income for all taxable years to and including the closing date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable years to and including the closing date.
 The closing of the Reorganization is subject to a number of conditions included in the Agreement. The Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Global Bond Fund, prior to the closing date, by mutual agreement of the Funds or by either Fund if certain conditions are not met or the other Fund materially breaches the Agreement. In addition, the Agreement may be amended by mutual agreement of the Funds, except that no amendment may be made subsequent to the Meeting that would change the provisions for determining the number of Bond Fund shares to be issued to shareholders of the Global Bond Fund without their further approval.
 REASONS FOR THE REORGANIZATION. The Boards of Directors of the Funds determined that the Reorganization is in the best interests of the shareholders of both Funds and that the Reorganization will not result in a dilution of the interests of shareholders of either Fund.
 In considering the Reorganization, the Boards considered a number of factors, including the following:
- the compatibility of the Fund's investment objectives, policies and restrictions,
- the relative size of the Funds and the growth prospects for the Global Bond Fund,
- the relative expense ratios of the Funds,
- the tax consequences of the Reorganization, and
- the benefits to the shareholders of the Funds.
 In approving the Reorganization, the Boards concluded that the Reorganization would be a means of combining two funds with substantially similar investment objectives and policies and would permit shareholders of the Global Bond Fund to pursue their investment goals in a larger fund. The Boards also noted that the Reorganization could result in economies of scale by spreading costs over a larger asset base.
 DESCRIPTION OF THE INVESTOR CLASS SHARES OF THE BOND FUND. Each Investor Class share of the Bond Fund issued to shareholders of the Global Bond Fund pursuant to the Reorganization will be duly authorized and validly issued, fully paid and nonassessable, will be transferable without restriction and will have no preemptive or conversion rights. Each Investor Class share of the Bond Fund will represent an equal interest in the assets attributable to the Investor Class of the Bond Fund. Investor Class shares of the Bond Fund will be sold and redeemed based upon the net asset value of the Bond Fund attributable to the Investor Class next determined after receipt of a purchase or redemption request, as described in the Prospectus of the Investor Class of the Bond Fund.
 There are no material differences between the rights of shareholders of the Global Bond Fund and the rights of Investor Class shareholders of the Bond Fund.
 FEDERAL INCOME TAX CONSEQUENCES. The Reorganization is intended to qualify for federal income tax purposes as a reorganization under the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to the Agreement, the Funds must receive an opinion from Godfrey & Kahn, S.C., substantially to the effect that:
- the transfer to the Bond Fund of all or substantially all of the assets of the Global Bond Fund in exchange solely for Bond Fund shares and the assumption by the Bond Fund of all of the liabilities of the Global Bond Fund, followed by the distribution of Bond Fund shares to Global Bond Fund shareholders in exchange for their shares of the Global Bond Fund in complete liquidation of the Global Bond Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Bond Fund and the Global Bond Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;
- in accordance with Section 361(a) of the Code, no gain or loss will be recognized by the Global Bond Fund upon the transfer of the Global Bond Fund's assets to the Bond Fund in exchange for Bond Fund shares and the assumption by the Bond Fund of liabilities of the Global Bond Fund or upon the distribution (whether actual or constructive) of the Bond Fund shares to the Global Bond Fund's shareholders in exchange for their shares of the Global Bond Fund under Section 361(c) of the Code;

- in accordance with Section 362(b) of the Code, the basis of the assets of the Global Bond Fund in the hands of the Bond Fund will be the same as the basis of such assets of the Global Bond Fund immediately prior to the transfer;
- the holding period of the assets of the Global Bond Fund in the hands of the Bond Fund will include the period during which such assets were held by the Global Bond Fund;
- under Section 1032 of the Code, no gain or loss will be recognized by the
  Bond Fund upon the receipt of the assets of the Global Bond Fund in exchange for Bond Fund shares and the assumption by the Bond Fund of the liabilities of the Global Bond Fund;
- in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the Global Bond Fund shareholders upon the receipt of Bond Fund shares solely in exchange for their shares of the Global Bond Fund as part of the transaction;
- in accordance with Section 358 of the Code, the basis of the Bond Fund shares received by the Global Bond Fund shareholders will be the same as the basis of the shares of the Global Bond Fund exchanged therefor; and
- in accordance with Section 1223 of the Code, the holding period of Bond Fund shares received by the Global Bond Fund shareholders will include the holding period during which the shares of the Global Bond Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Global Bond Fund were held as capital assets in the hands of the Global Bond Fund shareholders.
CAPITALIZATION. The following table sets forth the capitalization of the Bond Fund and the Global Bond Fund, and on a pro forma basis for the combined Bond Fund as of May 31, 2000, giving effect to the proposed acquisition of net assets of the Global Bond Fund at net asset value.
                                                                 NET ASSET VALUE
FUND                     TOTAL NET ASSETS   SHARES OUTSTANDING      PER SHARE

Bond                      $689,579,274.37   67,873,846.187         $10.16
Global Bond                 $1,690,397.24      199,777.944          $8.46
Pro Forma Combined Fund   $691,269,671.61   68,040,223.868         $10.16

                            COMPARISON OF THE FUNDS

     INVESTMENT OBJECTIVES AND POLICIES. The investment objective of the Bond Fund and the Global Bond Fund is identical - to seek total return by investing for a high level of current income and capital growth. The principal investment strategies of the Funds are similar. Both funds invest primarily in medium- and lower-quality corporate bonds. However, the Bond Fund, unlike the Global Bond Fund, focuses on bonds of U.S. issuers. The portfolio managers of both Funds look for high-yield bonds with improving credit fundamentals.
The portfolio manger of the Global Bond Fund also looks for high-yield bonds that may benefit from changes in interest and currency-exchange rates. The average maturity of each Fund is also similar. The Bond Fund typically maintains a dollar-weighted average maturity between five and ten years, and the Global Bond Fund normally maintains an average maturity of seven to twelve years. Although the Bond Fund has not historically invested a significant amount of its assets in common stocks, the Bond Fund may invest up to 20% of its assets in common stocks.

     COMPARATIVE PERFORMANCE INFORMATION. The following information illustrates how the Funds' performance can vary, which is one indication of risk. Please keep in mind that past performance is no guarantee of future results. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS

Year      Bond     Global Bond
----  -----------  -----------
1996  26.8%            ---
----  -----------  -----------
1997  16.0%            ---
----  -----------  -----------
1998  3.1%             ---
----  -----------  -----------
1999  7.8%             5.7%
----  -----------  -----------

BEST AND WORST QUARTERLY PERFORMANCE (DURING THE PERIODS SHOWN ABOVE)

FUND NAME     BEST QUARTER RETURN     WORST QUARTER RETURN

Bond          8.2% (1st Q 1996)     -5.3% (3rd Q 1998)
Global Bond   5.9% (4th Q 1998)     -9.8% (3rd Q 1998)

AVERAGE ANNUAL TOTAL RETURNS (AS OF 12-31-99)

FUND/INDEX                                     1-YEAR     SINCE INCEPTION

BOND                                           7.81%     13.13% (12-28-95)
Lehman Brothers High-Yield Bond Index          2.39%     7.00%
Lipper High Current Yield Funds Index          4.78%     7.58%



GLOBAL BOND                                    5.73%     1.23% (1-31-98)
Global High-Yield Bond Index                  17.35%     3.52%
Lipper Global Income Funds Index              -2.74%     1.37%



THE LEHMAN BROTHERS HIGH-YIELD BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF CORPORATE BONDS RATED BELOW INVESTMENT-GRADE. THE LIPPER HIGH CURRENT YIELD FUNDS INDEX IS AN EQUALLY-WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY. THE GLOBAL HIGH-YIELD BOND INDEX IS COMPRISED OF 65% J.P. MORGAN EMERGING MARKETS BOND INDEX+ AND 35% LEHMAN BROTHERS HIGH-YIELD BOND INDEX. THE J.P. MORGAN EMERGING MARKETS BOND INDEX+ IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF EMERGING MARKET DEBT OBLIGATIONS. THE LEHMAN BROTHERS HIGH-YIELD BOND INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF CORPORATE BONDS RATED BELOW INVESTMENT-GRADE. THE LIPPER GLOBAL INCOME FUNDS INDEX IS AN EQUALLY-WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY.

As of May 31, 2000, the 30-days yields for the Funds were as follows: the BOND FUND 12.26% and the GLOBAL BOND FUND 7.24%.

INVESTMENT ADVISOR AND PORTFOLIO MANAGERS.  SCM is the investment advisor for
both Funds.   Founded in 1974, SCM provides investment management services for mutual funds and other investment portfolios representing assets as of May 31, 2000, of over $__ billion. SCM's address is P.O. Box 2936, Milwaukee, Wisconsin 53201.

The following individuals are co-managers of the Bond Fund:

JEFFREY A. KOCH has over ten years of investment experience and is a Chartered Financial Analyst. Mr. Koch joined SCM in June 1989. He has been a portfolio manager since January 1990. He has managed or co-managed the Bond Fund since its inception in December 1995. Prior to joining SCM, Mr. Koch was employed by Fossett Corporation, a clearing firm, as a market maker clerk. Mr. Koch received his bachelors degree in Economics from the University of Minnesota in 1987 and his Masters of Business Administration in Finance from Washington University in 1989.

THOMAS M. PRICE has over nine years of investment experience and is a Chartered Financial Analyst. He has co-managed the Bond Fund since May 1998. He joined SCM in April 1996 as a research analyst and became a co-portfolio manager in
May 1998.   From July 1992 to April 1996 he was employed by Northwestern Mutual
Life Insurance as a high-yield bond analyst. He was a financial analyst at Houlihan, Lokey, Howard & Zukin for two years prior to that. He received his bachelors degree in Finance from the University of Michigan in 1989 and his Masters of Management in Finance from the Kellogg Graduate School of Management, Northwestern University in 1992.

The following individual manages the Global Bond Fund:

JOHN T. BENDER has over ten years of investment experience and is a Chartered Financial analyst and a Certified Public Accountant. Mr. Bender joined SCM in February 1987. He co-managed the Global Bond Fund from January 1998 to August 1999, at which point he became the Global Bond Fund's sole manager. In January 1996, Mr. Bender became a fixed income portfolio manager. From October 1990 to January 1996, Mr. Bender was a fixed income research analyst and trader.
Mr. Bender received his bachelors degree in Accounting from Marquette University in 1988.

                               VOTING INFORMATION

GENERAL. The record holders of outstanding shares of the Global Bond Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope, you may vote by calling our toll-free telephone number, or you may vote by visiting our Web site in accordance with the enclosed Voting Instructions. By voting by proxy, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the proposal, and in accordance with the best judgment of the persons named as proxies on such other matters that properly may come before the Meeting. Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Global Bond Fund a written notice of revocation or a subsequently signed proxy card or by attending the Meeting and voting in person. A prior proxy can also be revoked by voting again through the Web site or toll-free telephone number listed on the enclosed Voting Instructions. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any adjournments of the Meeting. Attendance by a shareholder at the Meeting does not in itself revoke a proxy.

A quorum for the Meeting occurs if a majority of the outstanding shares of common stock of the Global Bond Fund entitled to vote at the Meeting are present in person or by proxy. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining the quorum. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. Any such adjournment will require the affirmative vote of a majority of those shares voting on the adjournment.

Shareholder votes will be solicited primarily by mail. The solicitation may also include telephone, facsimile, telegraph or oral communications by certain employees of the Global Bond Fund's investment advisor, SCM, who will not be paid for these services, and/or by D.F. King & Co., Inc., a professional proxy solicitor retained by the Global Bond Fund for an estimated fee of $6,000, plus out-of-pocket expenses. Except for the services provided by SCM, the Global Bond Fund will pay the costs of the Meeting and the costs of the solicitation of proxies (i.e., votes) and the fees of D.F. King & Co., Inc. The Global Bond Fund will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Global Bond Fund.

Only the shareholders of record of the Global Bond Fund at the close of business on June 28, 2000, will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. As of June 28, 2000, there were _____________ issued and outstanding shares of common stock of the Global Bond Fund.

REQUIRED VOTE. Approval of the Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of the Global Bond Fund. Although abstentions and broker non-votes will not be counted as voting on the Agreement, abstentions and broker non-votes will have the effect of a vote against the Agreement. Shareholders of the Bond Fund are not required to vote on the Agreement.

APPRAISAL RIGHTS If the Agreement is approved at the Meeting, shareholders of the Global Bond Fund will have the right to dissent and obtain payment of fair value for their Global Bond Fund shares in accordance with the Wisconsin Business Corporation Law. For these purposes, "fair value" means the value of the Global Bond Fund shares immediately before the closing of the Reorganization. However, the exercise of appraisal rights is subject to the "forward pricing" requirements of Rule 22c-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which supersedes contrary provisions of state law. Accordingly, shareholders have the right to redeem their Global Bond Fund shares at net asset value until the closing date of the Reorganization. After the Reorganization, shareholders of the Global Bond Fund will hold Investor Class shares of the Bond Fund, which may also be redeemed at net asset value.

OWNERSHIP OF SECURITIES OF THE FUNDS. As of June 28, 2000, directors and officers of the Global Bond Fund as a group owned less than 1% of the outstanding voting securities of the Global Bond Fund. As of the same date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Global Bond Fund:

NAME AND ADDRESS     SHARES     PERCENTAGE






As of June 28, 2000, directors and officers of the Bond Fund as a group owned less than 1% of the outstanding voting securities of the Bond Fund. As of the same date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Bond Fund:

NAME AND ADDRESS     SHARES     PERCENTAGE








RECOMMENDATION OF THE BOARD OF DIRECTORS. The Board of Directors recommends that shareholders of the Global Bond Fund vote in favor of the Agreement.

                              FINANCIAL HIGHLIGHTS

This information describes investment performance of the Investor Class shares of the Bond Fund for the periods shown. Certain information reflects financial results for a single Investor Class share of the Bond Fund. "Total Return" shows how much an investment in the Investor Class shares of the Bond Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures (except for the six-month period ended April 30, 2000) have been audited by PricewaterhouseCoopers LLP, whose report, along with the Bond Fund's financial statements, is included in the Bond Fund's annual report. The figures for the six-month period ended April 30, 2000 are unaudited and may be found along with the Bond fund's financial statements, in the Fund's latest semi-annual report.

STRONG HIGH-YIELD BOND FUND - INVESTOR CLASS

                              April 30,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
SELECTED PER-SHARE DATA (A)   2000(b)     1999      1998      1997     1996(c)

----------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period...............       $10.60    $10.73    $11.94    $11.26    $10.00
Income From Investment Operations
Net Investment Income......................    0.56      1.09      1.05      1.05      0.84
Net Realized and
Unrealized Gains (Losses) on
Investments...............               (0.27)    (0.05)    (0.89)      0.81      1.26

-----------------------------------------------------------------------------------
Total from Investment
Operations...............               0.29      1.04      0.16      1.86      2.10
Less Distributions
From Net Investment Income............ (0.56)    (1.08)    (1.04)    (1.05)    (0.84)
In Excess of Net
Investment Income.........               ---       ---      (0.01)       ---      ---
From Net Realized Gains................. ---      (0.09)    (0.32)     (0.13)     ---

------------------------------------------------------------------------------------
Total Distributions..................  (0.56)    (1.17)    (1.37)    (1.18)    (0.84)

--------------------------------------------------------------------------------
Net Asset Value,
End of Period.....................     $10.33    $10.60    $10.73    $11.94    $11.26
                                       =====================================================
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------
Total Return........................    +2.8%     +9.8%     +0.9%    +17.3%    +21.7%
Net Assets, End of Period
(In Millions).....                      $708      $595      $462      $510    $217
 Ratio of Expenses to Average Net
 Assets without Waivers,
Absorptions Or Fees Paid
Indirectly by Advisor....               0.8%      0.8%      0.8%      0.8%     1.0%*
Ratio of Expenses to
Average Net Assets...                   0.8%      0.8%      0.8%      0.6%     0.0%*
Ratio of Net Investment
Income to Average Net Assets............10.6%     9.8%      8.8%      8.9%     9.6%*
Portfolio Turnover Rate(d)............  46.0%    144.7%    224.4%    409.3%    390.8%

*     Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)     For the six months ended April 30, 2000 (unaudited).
(c) For the period from January 1, 1996 (Commencement of Operations) to October 31, 1996.
(d) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

The Global Bond Fund and the Bond Fund both file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Global Bond Fund and the Bond Fund can be inspected and copied at the public reference facilities of the SEC in Washington, D.C. at 450 Fifth Street, N.W., Washington, D.C. 20549 and the SEC's regional offices in New York at Seven World Trade Center, New York, New York 10048 and Chicago at Northwestern Atrium Center, 500 West Madison Street, Suite 1700, Chicago, Illinois 60661. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. The SEC maintains a Web site at http://www.sec.gov that contains reports and other information about the Funds.

                                 LEGAL MATTERS

Certain legal matters in connection with the Reorganization will be passed upon for the Global Bond Fund and the Bond Fund by Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202.

                                    EXPERTS

The financial highlights of the Bond Fund included in this combined proxy statement and prospectus have been audited (except for the figures for the six-month period ended April 30, 2000 which are unaudited) by PricewaterhouseCoopers LLP, independent auditors, given on their authority as experts in auditing and accounting. PricewaterhouseCoopers LLP will serve as independent auditors of the combined Bond Fund after the Reorganization.

                                 OTHER MATTERS
The Board of Directors knows of no other matters to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxy cards that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the best judgment of the persons named as proxies.

                             SHAREHOLDER PROPOSALS

As a Wisconsin corporation, the Bond Fund is not required to hold shareholder meetings on a regular basis. Accordingly, the Bond Fund does not intend to hold such meetings unless required to do so under the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if such meeting is called, should submit such proposal to the Bond Fund within a reasonable time before solicitation of shareholder votes for such meeting occurs. Shareholders should be aware, however, that unless certain federal rules are complied with, the mere submission of a proposal to the Bond Fund does not guarantee that it will be considered at the next meeting of shareholders.

     By Order of the Board of Directors,


     Stephen J. Shenkenberg
     SECRETARY

Menomonee Falls, Wisconsin
July 14, 2000

                                                                EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made on June 7, 2000, by and between Strong International Income Funds, Inc. ("SIIF"), a Wisconsin corporation, on behalf of the Strong Global High-Yield Bond Fund (the "Acquired Fund"), and Strong Income Funds, Inc. ("SIF"), a Wisconsin corporation, on behalf of the Strong High-Yield Bond Fund (the "Acquiring Fund"). (The Acquiring Fund and the Acquired Fund are sometimes referred to collectively as the "Funds" and individually as a "Fund.")
All references in this Agreement to action taken by the Acquiring Fund or the Acquired Fund shall be deemed to refer to action taken by SIF or SIIF, on behalf of their respective portfolio series.
This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer by the Acquired Fund of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of the Investor Class of the Acquiring Fund ("Acquiring Fund Shares") to the Acquired Fund, the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions herein set forth in this Agreement.
WHEREAS, SIF and SIIF are each open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and
WHEREAS, the Boards of Directors of the Funds have determined that the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders of each Fund would not be diluted as a result of the Reorganization.
NOW, THEREFORE, the parties mutually agree as follows:
1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND
1.1 The Acquired Fund agrees to transfer all or substantially all of its assets, (including accrued interest to the Closing Date), free and clear of all liens, encumbrances and claims whatsoever as set forth in Section 1.2, below, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, calculated in the manner set forth in Section 2.3, below, and (b) to assume all the liabilities of the Acquired Fund, as set forth in Section 1.5, below. All Acquiring Fund Shares delivered to the Acquired Fund in exchange for such assets shall be delivered at net asset value without sales load, commission or other similar fee being imposed. These transactions shall take place at the closing provided for in Section 3.1, below (the "Closing").

1.2 The Acquired Fund shall transfer substantially all of its assets, including, without limitation, all securities, dividends and interest receivables, cash and cash equivalents owned by the Acquired Fund and any deferred or prepaid expenses shown as assets on the Acquired Fund's books and records on the closing date provided in Section 3.1, below (the "Closing Date").
1.3 The Assets shall be delivered to Firstar Bank Milwaukee, N.A., as custodian for the Acquiring Fund (the "Custodian") for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers.

1.4 If the Acquired Fund is unable to make delivery pursuant to Section 1.3 to the Custodian of any of the Acquired Fund's securities for the reason that any of such securities purchased by the Acquired Fund have not yet been delivered to it by the Acquired Fund's broker or brokers, then, in lieu of such delivery, the Acquired Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers' confirmation slips.

1.5 The Acquired Fund shall endeavor to discharge all of its known liabilities prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected in an unaudited statement of assets and liabilities of the Acquired Fund (other than unamortized organizational expenses), calculated as provided in Section 2.1, below, all as of the Closing Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period.
1.6 Liabilities shall include all of the Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.7 Immediately after the transfer of assets provided for in Section 1.1, above, the Acquired Fund shall liquidate and distribute pro rata to its shareholders of record at the Closing Time on the Closing Date (the "Acquired Fund Shareholders") the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 hereof. In addition, each Acquired Fund Shareholder shall have the right to receive any dividends or other distributions that were declared prior to the Closing Date, but unpaid at that time, with respect to the Acquired Fund Shares that are held by such Acquired Fund Shareholders on the Closing Date. Such liquidation and distribution shall be accomplished by Strong Capital Management, Inc. ("SCM"), in its capacity as transfer agent for the Funds, opening accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and transferring to each such Acquired Fund Shareholder account the pro rata number of Acquiring Fund Shares due each such Acquired Fund Shareholder from the Acquiring Fund Shares then credited to the account of the Acquired Fund on the Acquiring Fund's books and records.
All issued and outstanding shares of the Acquired Fund shall simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.8 Any Acquired Fund Shareholders holding certificates representing their ownership of shares of the Acquired Fund may be requested to surrender such certificates or deliver an affidavit with respect to lost certificates, in such form as the Acquired Fund may require prior to the Closing Date. On the Closing Date, the Acquired Fund certificates that remain outstanding shall be deemed to be canceled. SIIF's transfer books with respect to the Acquired Fund's shares shall be closed permanently as of the close of business on the day immediately prior to the Closing Date. All unsurrendered Acquired Fund certificates shall no longer evidence ownership of common stock of the Acquired Fund and shall be deemed for all corporate purposes to evidence ownership of the number of Acquiring Fund Shares into which the Acquired Fund shares were effectively converted. Unless and until any such certificate has been surrendered or an affidavit with respect to lost certificates has been delivered to the Acquiring Fund, dividends and other distributions payable by the Acquiring Fund subsequent to the Closing Date with respect to such Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the Reorganization with respect to unsurrendered Acquired Fund share certificates.
1.9 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.
1.10 As soon as practicable following the Closing Date, SIIF shall take all steps necessary to end the existence of the Acquired Fund, including the amendment of SIIF's Amended and Restated Articles of Incorporation to eliminate the class of SIIF's common stock constituting the Acquired Fund Shares as set forth in Exhibit A (the "Articles Amendment").
2.     VALUATION
2.1 The net asset value of the Acquiring Fund Shares and the value of the Acquired Fund's net assets shall in each case be determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date, provided that on such date (a) the NYSE is open for unrestricted trading and
(b) no significant changes in interest rates are announced or otherwise occur. The net asset value per share of Acquiring Fund Shares shall be computed in accordance with the policies and procedures set forth in the then-current Prospectus and Statement of Additional Information of the Acquiring Fund and shall be computed to not fewer than two decimal places. The value of the Acquired Fund's net assets shall be computed in accordance with the policies and procedures set forth in the then-current Prospectus and Statement of Additional Information of the Acquired Fund.
2.2 In the event that on the proposed Closing Date trading or the reporting of trading on the NYSE or elsewhere shall be disrupted (including as noted in Section 2.1 concerning interest rates) so that accurate appraisal of the net asset value of the Acquiring Fund or the value of the Acquired Fund's net assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's net assets shall be determined by dividing the Acquired Fund's net assets by the Acquiring Fund's net asset value per share, both as determined in accordance with Section 2.1 hereof.
3.     CLOSING AND CLOSING DATE
3.1 The Closing Date shall be September 29, 2000, or such earlier or later date as the parties may agree. The Closing Time shall be at 3:30 p.m., Central Time, and the Closing shall be held at the offices of SCM, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, or at such other time and/or place as the parties may agree.
3.2 The Acquired Fund shall arrange for SCM, in its capacity as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund at the Closing Time a list of the names, addresses, federal taxpayer identification numbers, and backup withholding and nonresident alien withholding status of Acquired Fund Shareholders and the number of outstanding shares of common stock of the Acquired Fund owned by each such Acquired Fund Shareholder, all as of the close of regular trading on the NYSE on the Closing Date, certified by an appropriate officer of SCM (the "Shareholder List"). The Acquiring Fund shall arrange for SCM, in its capacity as transfer agent for the Acquiring Fund, to issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited to each Acquired Fund Shareholder on the Closing Date, or provide documentation satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to each Acquired Fund Shareholder's account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other Fund such bills of sale, checks, assignments, certificates, receipts or other documents as the other Fund or its counsel may reasonably request.
4.     REPRESENTATIONS AND WARRANTIES
     4.1     SIIF, on behalf of the Acquired Fund, represents and warrants as follows:
          (a)     SIIF is a corporation duly organized, validly existing and in
good standing      under the laws of the State of Wisconsin.
          (b)     SIIF is an open-end management investment company registered
under the      1940 Act, and such registration is in full force and effect.
(c) The Acquired Fund is a separate series of SIIF duly authorized in accordance with the applicable provisions of SIIF's Amended and Restated Articles of Incorporation. SIIF and the Acquired Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(d) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of SIIF's Board of Directors, on behalf of the Acquired Fund, and subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of SIIF, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.
(e) SIIF is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Amended and Restated Articles of Incorporation or Bylaws of SIIF or of any agreement, indenture, instrument, contract, lease or other arrangement or undertaking to which SIIF is a party or by which it or any of its properties are bound.
(f) For each taxable year of its operations, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such.
(g) The financial statements of the Acquired Fund as of and for the fiscal year ended October 31, 1999, which were audited by its independent accountants (copies of which have been forwarded to the Acquiring Fund), present fairly the financial position of the Acquired Fund as of the date indicated and the results of its operations and changes in net assets for the respective stated periods (in accordance with generally accepted accounting principles consistently applied).
(h) The Acquired Fund shall furnish to the Acquiring Fund (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquired Fund for the period ended April 30, 2000 and (ii) an unaudited statement of assets and liabilities as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Acquired Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquired Fund as complying with the requirements hereof.

(i) No legal or administrative proceeding or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to SIIF or the Acquired Fund or any of their properties or assets which would, if adversely determined, materially affect the Acquired Fund's financial condition. SIIF and the Acquired Fund know of no facts which might form the basis for the institution of such proceedings and are not parties to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their business or their ability to consummate the transactions contemplated in this Agreement.
(j) The Acquired Fund has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to the Acquired Fund prior to the Closing Date.

(k) Since October 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than charges occurring in the ordinary course of its business.
(l) At the date of this Agreement and by the Closing Date, all federal, state and other tax returns and reports of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or adequate provision shall have been made on the Acquired Fund's books for the payment thereof, and to the best of the Acquired Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.
(m) At the Closing Date, SIIF will have good and marketable title to the Acquired Fund's net assets, and subject to approval by the Acquired Fund Shareholders, full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or encumbrances, and upon delivery and in payment for such assets, the Acquiring Fund will acquire good and marketable title thereto.
(n)     The Combined Proxy Statement/Prospectus of the Funds referred to in
Section 5.7 hereof (the "Proxy Statement/Prospectus") to be included in the Form N-14 Registration Statement referred to in Section 5.7 of this Agreement and any Prospectus or Statement of Additional Information of the Acquired Fund contained or incorporated by reference in the Form N-14 Registration Statement, and any supplement or amendment to such documents (other than written information furnished by the Acquiring Fund for inclusion therein as covered by the Acquiring Fund's warranty in Section 4.2(o) of this Agreement), on the effective date of the Form N-14 Registration Statement, on the date of the Special Meeting of Acquired Fund Shareholders, and on the Closing Date: (a) shall comply in all material respects with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, and the rules and regulations thereunder, and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which such statements were made, not misleading.
(o) All of the issued and outstanding shares of common stock of the Acquired Fund are, and at the Closing Date will be, duly authorized and validly issued, fully paid and nonassessable except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes. As of the date of this Agreement and at the Closing Date, the Acquired Fund has only one class of shares of common stock authorized, issued and outstanding and does not have any options, warrants or other rights to subscribe for or purchase any shares of Acquired Fund common stock. All of the issued and outstanding shares of common stock of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List.
(p) The information to be furnished by SIIF for use in preparing applications for orders, the Form N-14 Registration Statement, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.
4.2     SIF, on behalf of the Acquiring Fund, represents and warrants as follows:
          (a)     SIF is a corporation duly organized, validly existing and in
good standing      under the laws of the State of Wisconsin.
          (b)     SIF is an open-end management investment company registered
under the      1940 Act, and such registration is in full force and effect.
(c) The Acquiring Fund is a separate series of SIF duly authorized in accordance with the applicable provisions of SIF's Amended and Restated Articles of Incorporation. SIF and the Acquiring Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(d) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of SIF's Board of Directors, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.
(e) SIF is not, and the execution, delivery and performance of this Agreement by SIF will not result in violation of any provisions of the Amended and Restated Articles of Incorporation or Bylaws of SIF or of any agreement, indenture, instrument, contract, lease or other arrangement or undertaking to which SIF is a party or by which it or any of its properties are bound.
(f) For each taxable year of its operations, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such.
(g) The financial statements of the Acquiring Fund, as of and for the fiscal year ended October 31, 1999, which were audited by its independent accountants (copies of which have been furnished to the Acquired Fund), present fairly the financial position of the Acquiring Fund as of the dates indicated and the results of its operations and changes in net assets for the respective stated periods (in accordance with generally accepted accounting principles consistently applied).
(h) The Acquiring Fund shall furnish to the Acquired Fund (i) an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund for the period ended April 30, 2000 and (ii) an unaudited statement of assets and liabilities as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Acquiring Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

(i) No legal or administrative proceeding, or investigation of or before any court or governmental body is currently pending or, to its knowledge, threatened as to SIF or the Acquired Fund or any of its properties or assets which would, if adversely determined, materially affect the Acquired Fund's financial condition. SIF and the Acquired Fund know of no facts which might form the basis for the institution of such proceedings and are not parties to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects their business or their ability to consummate the transactions contemplated in this Agreement.
(j) Since October 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of its business.
(k) At the date of this Agreement and by the Closing Date, all federal, state and other tax returns and reports of the Acquiring Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest, and penalties shall have been paid so far as due, or adequate provision shall have been made on the Acquiring Fund's books for the payment thereof, and to the best of the Acquiring Fund's knowledge no such tax return is currently under audit and no tax deficiency or liability has been asserted with respect to such tax returns or reports by the Internal Revenue Service or any state or local tax authority.
(l) The Form N-14 Registration Statement referred to in Section 5.7 of this Agreement (other than written information furnished by SIIF for inclusion therein as covered by SIIF's warranty in Section 4.1(p) of this Agreement) and any Prospectus or Statement of Additional Information of the Acquiring Fund contained or incorporated therein by reference, and any supplement or amendment to the Form N-14 Registration Statement or any such Prospectus or Statement of Additional Information, on the effective date of the Form N-14 Registration Statement, on the date of the Special Meeting of the Acquired Fund Shareholders, and on the Closing Date: (a) shall comply in all material respects with the provisions of the 1993 Act and the 1940 Act, and the rules and regulations thereunder, and (b) shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading.
(m) All of the issued and outstanding shares of common stock of the Acquiring Fund are, and at the Closing Date will be, duly authorized and validly issued, fully paid and nonassessable except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes.
(n) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, (i) will be duly authorized and validly issued Acquiring Fund shares and will be fully paid and nonassessable by the Acquiring Fund except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes, and (ii) will be duly registered in conformity with applicable federal and state securities laws, and no shareholder of the Acquiring Fund shall have any option, warrant or preemptive right of subscription or purchase with respect thereto.
(o) The information to be furnished by SIF for use in preparing the Proxy Statement/Prospectus, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.
5.     COVENANTS OF THE FUNDS
5.1 Each Fund shall operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other distribution necessary or desirable to avoid federal income or excise taxes.
5.2 The Acquired Fund and Acquiring Fund shall file all reports required to be filed by the Acquired Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Acquired Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals, and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the Secretary of State of the State of Wisconsin.

5.3 SIIF agrees to call a Special Meeting of the Acquired Fund Shareholders to consider and vote upon this Agreement and the transactions contemplated hereby (including the Articles Amendment), and SIIF shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein.
5.4 SIIF and the Acquired Fund covenant that they shall not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the transactions contemplated in this Agreement, except in distribution to the Acquired Fund Shareholders as contemplated in this Agreement.

5.5 The Acquired Fund shall provide such information within its possession or reasonably obtainable as the Acquiring Fund may reasonably request concerning the beneficial ownership of the Acquired Fund shares.
5.6 Subject to the provisions of this Agreement, each Fund shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.
5.7 The Acquired Fund shall promptly prepare and provide the Prospectus/Proxy Statement to the Acquiring Fund, for inclusion in a Form N-14 Registration Statement, in connection with the Special Meeting of Acquired Fund Shareholders and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party will cooperate with the other and furnish to the other the information relating to the Acquired Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Exchange Act and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. In connection with the Registration Statement, insofar as it relates to the Acquired Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Acquired Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Acquired Fund and such affiliates without the prior written consent of the Acquired Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Acquired Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund's shares of common stock in the transactions contemplated by this Agreement, and the Acquired Fund shall furnish all information concerning the Acquired Fund and the holders of the Acquired Fund's shares of common stock as may be reasonably requested in connection with any such action.
5.8 During the period prior to the Closing Date, the Acquired Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of Federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Acquired Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to Federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law).

5.9 The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Fund.

5.10 For a period of time from the date of this Agreement to the Closing Date, the Acquired Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

5.11 The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither SIF, SIIF, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, SIF, SIIF, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Godfrey & Kahn, S.C., counsel to the Acquired Fund, to render the tax opinion contemplated herein.

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF SIIF AND THE ACQUIRED FUND
The obligations of SIIF and the Acquired Fund hereunder shall be subject to the following conditions:
6.1 This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Directors of SIF in the manner required by SIF's Amended and Restated Articles of Incorporation and applicable laws and the Acquired Fund's shareholders shall have approved this Agreement and the transactions contemplated by this Agreement, including the Articles Amendment.
6.2 As of the Closing Date, there shall have been no material adverse change in the financial position, assets or liabilities of the Acquiring Fund since the dates of the financial statements referred to in Sections 4.2(g) and
(h) hereof. For purposes of this Section 6.2, a decline in the net asset value per share of the Acquiring Fund due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.
6.3 All representations and warranties of SIF and the Acquiring Fund made in this Agreement except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.
6.4 SIF shall have delivered to SIIF a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to SIIF, and dated as of the Closing Date, to the effect that the representations and warranties of SIF made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to other matters as SIIF shall reasonably request.
6.5 SIF shall have performed and complied in all material respects with its obligations, agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing Date.
     6.6 SIIF shall have received an opinion of Godfrey & Kahn, S.C., counsel to both Funds, regarding the transaction, in form reasonably satisfactory to SIIF, and dated as of the Closing Date, to the effect that:
          (a)     SIF is a corporation duly organized, validly existing and in
good standing      under the laws of the State of Wisconsin;
     (b) the shares of the Acquiring Fund issued and outstanding at the Closing Date are duly authorized and validly issued, fully paid and non-assessable by the Acquiring Fund, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes, and the Acquiring Fund Shares to be delivered to the Acquired Fund, as provided for by this Agreement, are duly authorized and upon delivery pursuant to the term of this Agreement will be validly issued, fully paid, and non-assessable by the Acquiring Fund, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes, and no shareholder of the Acquiring Fund has any option, warrant or preemptive right to subscription or purchase in respect thereof based on a review of the Acquiring Fund's Amended and Restated Articles of Incorporation and By-laws and otherwise to such counsel's knowledge.
(c) the Board of Directors of SIF has duly authorized the Acquiring Fund as a series of SIF pursuant to the terms of the Amended and Restated Articles of Incorporation of SIF;

(d) This Agreement has been duly authorized, executed and delivered by SIF and represents a valid and binding contract of SIF, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification;
(e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Articles of Incorporation or Bylaws of SIF or any material agreement known to such counsel to which SIF is a party or by which it is bound;
(f) to the knowledge of such counsel no consent, approval authorization, or order of any court or governmental authority is required for the consummation by

Acquiring Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, state securities laws, the 1940 Act, the rules and regulations under those statutes; and
(g) SIF is registered as an investment company under the 1940 Act and such registration with the SEC as an investment company under the 1940 Act is in full force and effect.
Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to the Acquiring Fund with certain of its officers and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to SIF and the Acquiring Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or information relating to SIF or the Acquiring Fund contained or incorporated by reference in the Form N-14 Registration Statement; and (c) shall state that such opinion is solely for the benefit of SIIF and its Board of Directors and officers.
In giving such opinion, Godfrey & Kahn, S.C. may rely upon officers' certificates and certificates of public officials.
6.7 SIIF shall have received from SIF: all other documents, including but not limited to, checks, share certificates, if any, and receipts, which SIIF or its counsel may reasonably request.
6.8 SCM, in its capacity as transfer agent for the Acquiring Fund, shall have issued and delivered to SIF, on behalf of the Acquired Fund, a confirmation statement evidencing the Acquiring Fund Shares to be credited at the Closing Date or provide evidence satisfactory to SIIF that the Acquiring Fund Shares have been credited to the accounts of each of the Acquired Fund Shareholders on the books of the Acquiring Fund.
6.9 At the Closing Date, the registration of SIF with the SEC as an investment company under the 1940 Act with respect to each series of shares that it offers will be in full force and effect.

7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF SIF AND THE ACQUIRING FUND
The obligations of SIF and the Acquiring Fund hereunder shall be subject to the following conditions:
7.1 This Agreement and the transactions contemplated by this Agreement, including the Articles Amendment, shall have been approved by the Board of Directors of SIIF and the Acquired Fund's shareholders in the manner required by SIIF's Amended and Restated Articles of Incorporation and Bylaws and applicable law.
7.2 SIIF shall have delivered to SIF a statement of the Acquired Fund's assets and liabilities, together with a list of the securities owned by the Acquired Fund and the respective federal income tax bases thereof, as of the Closing Date, certified on its behalf by its Treasurer or Assistant Treasurer.
7.3 As of the Closing Date, there shall have been no material adverse change in the financial position, assets or liabilities of the Acquired Fund since the dates of the financial statements referred to in Sections 4.1(g) and
(h) hereof. For purposes of this Section 7.3, a decline in the value of the Acquired Fund's net assets due to the effect of normal market conditions on liquid securities shall not constitute a material adverse change.
7.4 All representations and warranties of SIIF and the Acquired Fund made in this Agreement, except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as if made at and as of the Closing Date.
7.5 SIIF shall have delivered to SIF a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to SIF, and dated as of the Closing Date, to the effect that the representations and warranties of SIIF made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to other matters as SIF shall reasonably request.
7.6 SIIF shall have performed and complied in all material respects with each of its obligations, agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Closing Date.
7.7 SIIF shall have duly executed and delivered to SIF: (a) bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as SIF may deem necessary or desirable to transfer all of Acquired Fund's right title, and interest in and to the Acquired Fund's net assets; and
(b) all such other documents, including but not limited to, checks, share certificates, if any, and receipts, which SIF may reasonably request.
     7.8 SIF shall have received an opinion of Godfrey & Kahn, S.C., counsel to both Funds, regarding the transaction, in form reasonably satisfactory to SIF, and dated as of the Closing Date, to the effect that:

          (a)     SIIF is a Wisconsin corporation duly organized, validly
existing and in      good standing under the laws of the State of Wisconsin;
(b) the Board of Directors of SIIF has duly authorized the Acquired Fund as a series of SIIF pursuant to the terms of the Amended and Restated Articles of Incorporation of SIIF;
(c) the shares of the Acquired Fund issued and outstanding at the Closing Date are duly authorized and validly issued, fully paid and non-assessable by SIIF, except to the extent provided in Section 180.0622(2)(b) of the Wisconsin Statutes;
(d) This Agreement and the Transfer Documents have been duly authorized, executed and delivered by SIIF and represent valid and binding contracts of SIIF, enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and transfer, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; provided, however, that no opinion need be expressed with respect to provisions of this Agreement relating to indemnification nor with respect to provisions of this Agreement intended to limit liability for particular matters to the Acquired Fund and its assets;
(e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Articles of Incorporation or Bylaws of SIIF or any material agreement known to such counsel to which SIIF is a party or by which it is bound;
(f) to the knowledge of such counsel no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by SIIF of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, state securities laws, the 1940 Act, the rules and regulations under those statutes and such as may be required under state securities laws, rules and regulations; and
(g) SIIF is registered as an investment company under the 1940 Act and such registration with the SEC as an investment company under the 1940 Act is in full force and effect.
Such opinion: (a) shall state that while such counsel have not verified, and are not passing upon and do not assume responsibility for, the accuracy, completeness, or fairness of any portion of the Form N-14 Registration Statement or any amendment thereof or supplement thereto, they have generally reviewed and discussed certain information included therein with respect to SIIF and the Acquired Fund with certain officers of SIIF and that in the course of such review and discussion no facts came to the attention of such counsel which caused them to believe that, on the respective effective or clearance dates of the Form N-14 Registration Statement, and any amendment thereof or supplement thereto and only insofar as they relate to information with respect to SIIF and the Acquired Fund, the Form N-14 Registration Statement or any amendment thereof or supplement thereto, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (b) shall state that such counsel does not express any opinion or belief as to the financial statements, other financial data, statistical data, or any information relating to SIIF or the Acquired Fund contained or incorporated by reference in the Form N-14 Registration Statement; and (c) shall state that such opinion is solely for the benefit of SIF and its Board of Directors and officers.
In giving such opinion, Godfrey & Kahn, S.C. may rely upon officers' certificates and certificates of public officials.
7.9 The property and assets to be transferred to the Acquiring Fund under this Agreement shall include no assets that the Acquiring Fund may not properly acquire pursuant to its investment objective, policies or limitations, or may not otherwise lawfully acquire.
7.10 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company income, if any, for each taxable period or year ending prior to the Closing Date and for the periods from the end of each such taxable period or year to and including the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in each taxable period or year ending prior to the Closing Date and in the periods from the end of each such taxable period or year to and including the Closing Date.
7.11 SCM, in its capacity as transfer agent for the Acquired Fund, shall have furnished to the Acquiring Fund immediately prior to the Closing Date a list of the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such shareholder as of the close of regular trading on the NYSE on the Closing Date, certified on behalf of the Acquired Fund by SIIF's President.
7.12 At the Closing Date, the registration of SIIF with the SEC as an investment company under the 1940 Act shall be in full force and effect.
8. FURTHER CONDITIONS PRECEDENT
The obligations of SIF and SIIF hereunder shall also be subject to the following conditions:
 8.1 No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.
 8.2 The Form N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of the Funds, contemplated by the SEC.

 8.3 The SEC shall not have issued any unfavorable advisory report under
     Section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.
8.4 All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

8.5 No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not be any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund or the Acquired Fund.
8.6 The parties shall have received an opinion of Godfrey & Kahn, S.C. substantially to the effect that, based upon certain facts, assumptions and representations, for federal income tax purposes:
(a) the transfer to the Acquiring Fund of all or substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;
(b) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund's Shareholders in exchange for their shares of the Acquired Fund under Section 361(c) of the Code;
(c) in accordance with Section 362(b) of the Code, the basis of the assets of the Acquired Fund in the hands of the Acquiring Fund will be the same as the basis of such assets of the Acquired Fund immediately prior to the transfer;

(d) the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such assets were held by the Acquired Fund;
(e) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;
(f) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the Acquired Fund Shareholders upon the receipt of Acquiring Fund Shares solely in exchange for their shares of the Acquired Fund as part of the transaction;
(g) in accordance with Section 358 of the Code, the basis of the Acquiring Fund Shares received by the Acquired Fund Shareholders will be the same as the basis of the shares of the Acquired Fund exchanged therefor; and
(h) in accordance with Section 1223 of the Code, the holding period of Acquiring Fund Shares received by the Acquired Fund Shareholders will include the holding period during which the shares of the Acquired Fund exchanged therefor were held, provided that at the time of the exchange the shares of the Acquired Fund were held as capital assets in the hands of the Acquired Fund Shareholders.
9.     FEES AND OTHER EXPENSES
9.1 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker's fees or other similar fees or commission payments in connection with the transactions provided for herein.
9.2 Each Fund shall be solely liable for its own expenses incurred in connection with entering into and carrying out the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.
10.     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, arrangements and undertakings relating to the matters provided for herein.
10.2 Except for the covenants to be performed after Closing and for the obligations set forth in Sections 12 and 13, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated herein.

11.     TERMINATION
11.1 This Agreement may be terminated and the Reorganization abandoned by the mutual agreement of the Boards of the Acquired Fund and the Acquiring Fund. In addition, either party may at its option terminate this Agreement and abandon the Reorganization at or prior to the Closing Date because of:
(a) a material breach by the other party of any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date and a failure to cure such breach promptly;
(b) a condition precedent to the obligations of either party has not been met and which reasonably appears will not or cannot be met.

11.2 In the event of any such termination, there shall be no liability for damages on the part of either Fund, SIIF or SIF, or their respective Boards of Directors or officers.

12.     INDEMNIFICATION
12.1 The Acquiring Fund shall indemnify, defend and hold harmless the Acquired Fund, its directors, officers, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, arising from any of its representations, warranties, covenants or agreements set forth in this Agreement.
12.2 The Acquired Fund, with respect to any claim asserted prior to the Closing Date, shall indemnify, defend and hold harmless the Acquiring Fund, its directors, officers, employees and agents against all losses, claims, demands, liabilities and expenses, including reasonable legal and other expenses incurred in defending third party claims, actions, suits or proceedings, arising from any of its representations, warranties, covenants or agreements set forth in this Agreement.
13.     LIABILITY OF SIF AND SIIF
13.1 Each party acknowledges and agrees that all obligations of SIIF under this Agreement are binding only with respect to the Acquired Fund; that any liability of SIIF under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund, and that no other portfolio or series of SIIF shall be liable with respect to the Agreement or in connection with the transactions contemplated herein.
13.2 Each party acknowledges and agrees that all obligations of SIF under this Agreement are binding with respect to the Acquiring Fund; that any liability of SIF under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund, and that no other series of SIF (within the meaning of the 1940 Act) shall be liable with respect to the Agreement or in connection with the transactions contemplated herein.
14.     AMENDMENTS
This Agreement my be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by SIIF and SIF; provided, however, that following the Special Meeting of Acquired Fund Shareholders called by SIIF's Board of Directors pursuant to Section 5.3 hereof, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15.     BOOKS AND RECORDS

The Acquired Fund and the Acquiring Fund agree that copies of the books and records of the Acquired Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the Acquired Fund to the Acquiring Fund at the Closing Date. In addition to, and without limiting the foregoing, the Acquired Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three years after the Closing Date and for the last three tax years ending October 31, 1997, October 31, 1998, and October 31, 1999; namely, general ledger, journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.

16.     ENTIRE AGREEMENT

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties, and may not be amended, modified or changed or terminated orally.

17.     NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail postage prepaid, or delivered to a recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice or communication at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, attention: Elizabeth N. Cohernour, General Counsel, or such other address as may hereafter be furnished in writing by notice similarly given by one party to the other with a copy to Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, attention: Scott A. Moehrke.

18.     HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
LIABILITY
18.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
18.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
18.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Wisconsin.
18.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any, rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any fights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date set forth above.


Attest:                                     STRONG INTERNATIONAL INCOME
                                            FUNDS, INC.


/s/ Stephen J. Shenkenberg                 /s/ Cathleen A. Ebacher
Stephen J. Shenkenberg                     Cathleen A. Ebacher
Vice President and Secretary               Vice President


Attest:                                     STRONG INCOME FUNDS, INC.

/s/ Stephen J. Shenkenberg                 /s/ Cathleen A. Ebacher
Stephen J. Shenkenberg                     Cathleen A. Ebacher
Vice President and Secretary               Vice President

                                                                 EXHIBIT B

                                   AMENDMENT
                                       TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                    STRONG INTERNATIONAL INCOME FUNDS, INC.
The undersigned Vice President of Strong International Income Funds, Inc. (the "Corporation"), hereby certifies that, in accordance with Section 180.1003 of the Wisconsin Statutes, the following Amendment was duly adopted by the Board of Directors of the Corporation on May 5, 2000, and approved by its shareholders on [September 6, 2000] in order to terminate the outstanding shares of the Strong Global High-Yield Bond Fund in connection with a reorganization effected pursuant to the terms of the Agreement and Plan of Reorganization between the Corporation and the Strong Income Funds, Inc., attached hereto as Exhibit A (the "Agreement").

1. Paragraph A of Article IV is hereby amended by deleting Paragraph A thereof and inserting the following as a new paragraph:

"A.     The Corporation shall have the authority to issue an indefinite number of shares of Common Stock with a par value of $.01 per share. Subject to the following paragraph the authorized shares are classified as follows:

          CLASS                         AUTHORIZED NUMBER OF SHARES

Strong International Bond Fund                         Indefinite"

2. Articles IV of the Amended and Restated Articles of Incorporation is hereby amended by adding a new paragraph, labeled Paragraph J, and inserting the following language:

"J. On the Closing Date (as defined in the Agreement), each outstanding share of Common Stock of the Strong Global High-Yield Bond Fund shall be deemed canceled and restored to the status of authorized but unissued shares, and shall be automatically converted into the right to receive Acquiring Fund Shares (as defined in the Agreement) in accordance with the terms of the Agreement. Certificates representing shares of the Strong Global High-Yield Bond Fund shall be surrendered at the time and in the manner set forth in the Agreement. Any such certificates that remain outstanding on the Closing Date shall be deemed to be automatically canceled, and shares represented by such certificates shall be restored to the status of authorized but unissued shares, and shall be automatically converted as noted above."

3. The Amendment herein certified shall become effective on the date it is recorded for filing by the Department of Financial Institutions.

Executed in duplicate this ____ day of ______________, 2000.

STRONG INTERNATIONAL INCOME FUNDS, INC.



                                               By:
                                                  Cathleen A. Ebacher
                                                  Vice President
This instrument was drafted by

Renee M. Hardt
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")


                         STRONG HIGH-YIELD BOND FUND,
                   A SERIES FUND OF STRONG INCOME FUNDS, INC.

                      STRONG GLOBAL HIGH-YIELD BOND FUND,
            A SERIES FUND OF STRONG INTERNATIONAL INCOME FUNDS, INC.

                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                          Telephone:  (414)  359-1400
                          Toll-Free:  (800)  368-3863
                          e-mail:  service@eStrong.com
                           Web Site:  www.eStrong.com



This SAI is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus of the STRONG HIGH-YIELD BOND FUND (the "Bond Fund") and the STRONG GLOBAL HIGH-YIELD BOND FUND (the "Global Bond Fund"), dated July 14, 2000.

A copy of the Combined Proxy Statement and Prospectus is available without charge upon request to the above-noted addresses, telephone numbers or Web site.

This SAI relates to the proposed acquisition of all or substantially all of the Global Bond Fund by the Bond Fund in exchange for shares of the Investor Class of the Bond Fund and the assumption by the Bond Fund of liabilities of the Global Bond Fund.

This SAI consists of the following documents, each of which accompanies this SAI and is incorporated herein by reference. These documents provide information relating to each Fund and include audited financial statements.

- SAI for the Bond Fund dated February 29, 2000,
- SAI for the Global Bond Fund dated March 1, 2000, as supplemented on May 15, 2000,
- Annual Report of the Bond Fund for the year ended October 31, 1999 (and, if applicable, any more recent semi-annual report), and
- Annual Report of the Global Bond Fund for the year ended October 31, 1999 (and, if applicable, any more recent semi-annual report).





                                 July 14, 2000

                                     PART C

                               OTHER INFORMATION

Item 15.     INDEMNIFICATION
Officers and directors of the Fund, its advisor and underwriter are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $115,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"), Article VII of the Registrant's Bylaws provides as follows:
ARTICLE VII.     INDEMNIFICATION OF OFFICERS AND DIRECTORS
SECTION 7.01. MANDATORY INDEMNIFICATION. The Corporation shall indemnify, to the full extent permitted from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.
SECTION 7.02. PERMISSIVE SUPPLEMENTARY BENEFITS. The Corporation may, but shall not be required to, supplement the right of indemnification under Section
7.01 by (a) the purchase of insurance on behalf of any one or more of such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.
SECTION 7.03. AMENDMENT. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.
SECTION 7.04. INVESTMENT COMPANY ACT. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 16.     EXHIBITS
(1)(a)     Articles of Incorporation dated September 19, 1996 (3)
(1)(b)     Amendment to Articles of Incorporation dated August 30, 1996 (3)
(1)(c)     Amendment to Articles of Incorporation dated June 24, 1997 (4)
(1)(d)     Amendment to Articles of Incorporation dated February 22, 2000 (9)
(2)(a)     Bylaws dated October 20, 1995 (1)
(2)(b)     Amendment to Bylaws dated May 1, 1998 (5)
(3)     None
(4) Agreement and Plan of Reorganization [Included in Part A of this Registration Statement]
(5)     None
(6)     Amended and Restated Investment Advisory Agreement (7)
(7)(a)     Distribution Agreement - Investor and Institutional Class (7)
(7)(b)     Distribution Agreement - Advisor Class (9)
(7)(c)     Dealer Agreement (9)

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(7)(d)     Services Agreement (9)
(8)     None
(9)(a)     Custody Agreement with Firstar (2)
(9)(b)     Global Custody Agreement with Brown Harriman & Co. (2)
(9)(c)     Amendment to Global Custody Agreement dated August 26, 1996 (3)
(10)(a)     Amended and Restated Rule 12b-1 Plan (9)
(10)(b)     Amended and Restated Rule 18f-3 Plan (9)
(11)     Opinion and Consent of Counsel
(12)     Opinion and Consent of Counsel relating to tax matters
(13)(a)     Amended and Restated Transfer and Dividend Disbursing Agreement (9)
(13)(b)     Administration Agreement - Investor Class (7)
(13)(c)     Administration Agreement - Advisor Class (9)
(14)     Consent of Independent Accountants
(15)     None
(16)     Powers of Attorney
(17)     Form of Proxy Card
______________
(1) Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A as filed on or about December 14, 1995.
(2) Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Registrant filed on or about June 26, 1996.
(3) Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of the Registrant filed on or about February 26, 1997.
(4) Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of the Registrant filed on or about June 27, 1997.
(5) Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of the Registrant filed on or about December 31, 1998.
(6) Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant filed on or about February 26, 1999.
(7) Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A of the Registrant filed on or about September 8, 1999.
(8) Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant filed on or about January 3, 2000.
(9) Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of the Registrant filed on or about February 24, 2000.

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Item 17.     UNDERTAKINGS
(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


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                                   SIGNATURES
As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Village of Menomonee Falls and State of Wisconsin on the 9th day of June, 2000.
STRONG INCOME FUNDS, INC. (Registrant)


By:  /s/ Stephen J. Shenkenberg
         Stephen J. Shenkenberg, Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.
     NAME                        TITLE                               DATE


/s/ Richard S. Strong      Chairman of the Board                  June 9, 2000
Richard S. Strong          (Principal Executive Officer)
                           and a Director


/s/ John W. Widmer         Treasurer (Principal Financial         June 9, 2000
John W. Widmer             and Accounting Officer)


                           Director                               June 9, 2000
Marvin E. Nevins*


                           Director                               June 9, 2000
Willie D. Davis*


                           Director                               June 9, 2000
William F. Vogt*


                           Director                               June 9, 2000
Stanley Kritzik*


                           Director                               June 9, 2000
Neal Malicky*

* Cathleen A. Ebacher signs this document on behalf of each director marked with an asterisk pursuant to power of attorney filed as Exhibit 16 to this Registration Statement.

                    By:  /s/ Cathleen A. Ebacher
                         Cathleen A. Ebacher




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                                 EXHIBIT INDEX

EXHIBIT NO.     EXHIBIT
(11)     Opinion and Consent of Counsel
(12)     Opinion and Consent of Counsel relating to tax matters
(14)     Consent of Independent Accountants
(16)     Powers of Attorney
(17)     Form of Proxy Card





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